EXHIBIT B

                                     WARRANT
                                     -------

                    to Purchase up to 1,008,775 Shares of the

                         Common Stock, $2.09 Par Value,

                                       of

                          SVB FINANCIAL SERVICES, INC.

     This is to certify that, for value received, Fulton Financial Corporation ("Fulton") or any permitted transferee (Fulton or such transferee being hereinafter called the "Holder") is entitled to purchase, subject to the provisions of this Warrant, from SVB Financial Services, Inc., a New Jersey corporation ("Somerset"), at any time on or after the date hereof, an aggregate of up to 1,008,775 fully paid and non-assessable shares of common stock, $2.09 par value (the "Common Stock"), of Somerset at a price per share equal to $22.00, subject to adjustment as herein provided (the "Exercise Price").

     1.  Exercise  of  Warrant.   Subject  to  the  provisions  hereof  and  the
         ---------------------
limitations set forth in Paragraph 2 of a Warrant Agreement of even date herewith by and between Fulton and Somerset (the "Warrant Agreement"), which Warrant Agreement was entered pursuant to an Agreement and Plan of Merger dated January 11, 2005, between Fulton and Somerset (the "Merger Agreement"), this Warrant may be exercised in whole or in part or sold, assigned or transferred at any time or from time to time on or after the date hereof. This Warrant shall be exercised by presentation and surrender hereof to Somerset at the principal office of Somerset, accompanied by (i) a written notice of exercise, (ii) payment to Somerset, for the account of Somerset, of the Exercise Price for the number of shares of Common Stock specified in such notice, and (iii) a certificate of the Holder specifying the event or events which have occurred and entitle the Holder to exercise this Warrant. The Exercise Price for the number of shares of Common Stock specified in the notice shall be payable in immediately available funds.

     Upon such presentation and surrender, Somerset shall issue promptly (and within one business day if requested by the Holder) to the Holder or its assignee, transferee or designee the number of shares of Common Stock to which the Holder is entitled hereunder. Somerset covenants and warrants that such shares of Common Stock, when so issued, will be duly authorized, validly issued, fully paid and non-assessable, and free and clear of all liens and encumbrances.

     If this Warrant should be exercised in part only, Somerset shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares of Common Stock issuable hereunder. Upon receipt by Somerset of this Warrant, in proper form for exercise, and subject to the limitations set forth in paragraph 2 of the Warrant Agreement, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of Somerset may then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. Somerset shall pay all expenses, and any and all United States federal, state and local taxes and other charges, that may


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be payable in  connection  with the  preparation,  issue and  delivery  of stock certificates pursuant to this Paragraph 1 in the name of the Holder or its assignee, transferee or designee.

     2. Reservation of Shares; Preservation of Rights of Holder.
        -------------------------------------------------------

     Somerset shall at all times while this Warrant is outstanding and unexercised, maintain and reserve, free from preemptive rights, such number of authorized but unissued shares of Common Stock as may be necessary so that this Warrant may be exercised without any additional authorization of Common Stock after giving effect to all other options, warrants, convertible securities and other rights to acquire shares of Common Stock at the time outstanding. Somerset further agrees that (i) it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or omission, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder or under the Warrant Agreement by Somerset, (ii) it will promptly take all action (including (A) complying with all pre-merger notification, reporting and waiting period requirements specified in 15 U.S.C. ss.18a and the regulations promulgated thereunder and (B) in the event that, under Section 3 of the Bank Holding Company Act of 1956, as amended (12 U.S.C. ss.1842(a)(3)), or the Change in Bank Control Act of 1978, as amended (12 U.S.C. ss.1817(j)), prior approval of the Board of Governors of the Federal Reserve System (the "Board") is necessary before this Warrant may be exercised, cooperating fully with the Holder in preparing any and all such applications and providing such information to the Board as the Board may require) in order to permit the Holder to exercise this Warrant and Somerset duly and effectively to issue shares of its Common Stock hereunder, and (iii) it will promptly take all action necessary to protect the rights of the Holder against dilution as provided herein.

     3. Fractional  Shares.  Somerset shall not be required to issue  fractional
        ------------------
shares of Common Stock upon exercise of this Warrant but shall pay for any fractional shares in cash or by check at the Exercise Price.

     4.  Exchange  or Loss of Warrant.  This  Warrant is  exchangeable,  without
         ----------------------------
expense, at the option of the Holder, upon presentation and surrender hereof at the principal office of Somerset for other warrants of different denominations entitling the Holder to purchase in the aggregate the same number of shares of Common Stock issuable hereunder. The term "Warrant" as used herein includes any warrants for which this Warrant may be exchanged. Upon receipt by Somerset of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, Somerset will execute and deliver a new Warrant of like tenor and date.

     5.  Repurchase.  The Holder  shall have the right to  require  Somerset  to
         ----------
repurchase all or any portion of this Warrant under the terms and subject to the conditions of Paragraph 7 of the Warrant Agreement.

     6.  Adjustment.  The  number of shares of Common  Stock  issuable  upon the
         ----------
exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as provided in this Paragraph 6.


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     (A) Stock Dividends, etc.
         --------------------

          (1) Stock Dividends.  In case Somerset shall pay or make a dividend or
              ---------------
     other distribution on any class of capital stock of Somerset in Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased by multiplying such number of shares by a fraction of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the day immediately preceding the date of such distribution and the numerator shall be the sum of such number of shares and the total number of shares of Common Stock constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following such distribution.

          (2) Subdivisions.  In case outstanding shares of Common Stock shall be
              ------------
     subdivided into a greater number of shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately decreased, such increase or decrease, as the case may be, to become effective immediately after the opening of business on the day following the date upon which such subdivision or combination becomes effective.

          (3)  Reclassifications.  The  reclassification  of Common  Stock  into
               -----------------
     securities (other than Common Stock) and/or cash and/or other consideration shall be deemed to involve a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number or amount of securities and/or cash and/or other consideration outstanding immediately thereafter and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective," or "the day upon which such combination becomes effective," as the case may be, within the meaning of clause (2) above.

          (4)  Optional  Adjustments.  Somerset  may make such  increases in the
               ---------------------
     number of shares of Common Stock issuable upon exercise of this Warrant, in addition to those required by this subparagraph (A), as shall be determined by its Board of Directors to be advisable in order to avoid taxation so far as practicable of any dividend of stock or stock rights or any event treated as such for federal income tax purposes to the recipients.

          (5)  Adjustment  to Exercise  Price.  Whenever the number of shares of
               ------------------------------
     Common Stock issuable upon exercise of this Warrant is adjusted as provided in this Paragraph 6(A), the Exercise Price shall be adjusted by a fraction in which the numerator is equal to the number of shares of Common Stock issuable prior to the adjustment and the denominator is equal to the number of shares of Common Stock issuable after the adjustment.

     (B) Certain Sales of Common Stock.
         -----------------------------

          (1) Adjustment to Shares Issuable.  If and whenever  Somerset sells or
              -----------------------------
     otherwise issues (other than under circumstances in which Paragraph 6(A) applies) any shares of Common Stock, the number of shares of Common Stock issuable upon exercise of this Warrant shall be increased by multiplying such number of shares by a fraction, the denominator of which shall be the number shares of Common Stock outstanding at the close of business on the day immediately preceding the date of such sale or issuance and the numerator of which shall be the sum of such number of shares and the total number of shares constituting such sale or other issuance, such increase to become effective immediately after the opening of business on the day following such sale or issuance.

          (2) Adjustment to Exercise  Price.  If and whenever  Somerset sells or
              -----------------------------
     otherwise issues any shares of Common Stock (excluding any stock dividend or other issuance not for consideration to which Paragraph 6(A) applies) for a consideration per share which is less than the Exercise Price at the time of such sale or other issuance, then in each such case the Exercise Price shall be forthwith changed (but only if a reduction would result) to the price (calculated to the nearest cent) determined by dividing: (i) an amount equal to the sum of (aa) the number of shares of Common Stock outstanding immediately prior to such issue or sale, multiplied by the then effective Exercise Price, plus (bb) the total consideration, if any, received and deemed received by Somerset upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

     (C)  Definition.  For purposes of this Paragraph 6, the term "Common Stock"
          ----------
shall include (1) any shares of Somerset of any class or series which has no preference or priority in the payment of dividends or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of Somerset and which is not subject to redemption by Somerset, and (2) any rights or options to subscribe for or to purchase shares of Common Stock or any stock or securities convertible into or exchangeable for shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable. For purposes of any adjustments made under Paragraph 6(A) or 6(B) as a result of the distribution, sale or other issuance of rights or options or Convertible Securities, the number of Shares of Common Stock outstanding after or as a result of the occurrence of events described in Paragraph 6(A)(1) or 6(B)(1) shall be calculated by assuming that all such rights, options or Convertible Securities have been exercised for the maximum number of shares issuable thereunder.

     7. Notice.
        ------

          (A) Whenever the number of shares of Common Stock for which this Warrant is exercisable is adjusted as provided in Paragraph 6, Somerset shall promptly compute such adjustment and mail to the Holder a certificate, signed by the principal financial


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     officer of Somerset, setting forth the number of shares of Common Stock for which this Warrant is exercisable as a result of such adjustment having become effective.

          (B) Upon the occurrence of any event which results in the Holder having the right to require Somerset to repurchase this Warrant, as provided in Paragraph 7 of the Warrant Agreement, Somerset shall promptly notify the Holder of such event; and Somerset shall promptly compute the Warrant Repurchase Price and furnish to the Holder a certificate, signed by the principal financial officer of Somerset, setting forth the Warrant Repurchase Price and the basis and computation thereof.

     8. Rights of the Holder.
        --------------------

          (A) Without limiting the foregoing or any remedies available to the Holder, it is specifically acknowledged that the Holder would not have an adequate remedy at law for any breach of the provisions of this Warrant and shall be entitled to specific performance of Somerset's obligations under, and injunctive relief against any actual or threatened violation of the obligations of any Person (as defined in Paragraph 7 of the Warrant Agreement) subject to, this Warrant.

          (B) The Holder shall not, by virtue of its status as Holder, be entitled to any rights of a shareholder in Somerset.

     9.  Termination.  This  Warrant  and  the  rights  conferred  hereby  shall
         -----------
terminate (i) upon the Effective Time of the Merger provided for in the Merger Agreement, (ii) upon a valid termination of the Merger Agreement (except a termination pursuant to Section 8.1(b)(iii) of the Merger Agreement) unless an event described in Paragraph 2 of the Warrant Agreement occurs prior to such termination in which case this Warrant and the rights conferred hereby, shall not terminate until 12 months after the occurrence of such event, or (iii) to the extent this Warrant has not previously been exercised, 12 months after the occurrence of an event described in Paragraph 2 of the Warrant Agreement (unless termination of the Merger Agreement in accordance with its terms (other than under Section 8.1(b)(iii) thereof occurs prior to the occurrence of such event, in which case (ii) above shall apply).

     10.  Governing Law. This Warrant shall be deemed to have been delivered in,
          -------------
and shall be governed by and interpreted in accordance with the substantive laws of, the Commonwealth of Pennsylvania, except to the extent that New Jersey law governs certain aspects of this Warrant as it relates to Somerset. In the event of any inconsistency between this Warrant and the terms of the Warrant Agreement, the terms of the Warrant Agreement shall govern.


                            [Signature Page Follows]

Dated: January 12, 2005



                                 SVB FINANCIAL SERVICES, INC.



                                 By:      /s/ Robert Corcoran
                                          -------------------------------------
                                          Robert Corcoran
                                          President and Chief Executive Officer


                                 Attest:  /s/ Elizabeth J. Balunis
                                          -------------------------------------
                                          Elizabeth J. Balunis
                                          Secretary